                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Movie Star, Inc. (the "Company") on
Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 10, 2004                           /s/ Melvyn Knigin
                                                   ----------------------------
                                                   Melvyn Knigin
                                                   Chief Executive Officer

Dated: November 10, 2004                           /s/ Thomas Rende
                                                   ----------------------------
                                                   Thomas Rende
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)